September 20, 2000

TO THE LENDERS PARTY TO THE REVOLVING
CREDIT AGREEMENT REFERRED TO BELOW

Re:	First Amendment to Revolving Credit Agreement and First Amendment to Guaranty

Ladies and Gentlemen:

        We refer to (1) the Revolving Credit Agreement dated as of November 16, 1999 (the “Credit Agreement”) among Frontier Oil and Refining Company (the “Borrower”), the lenders referred to therein (the “Lenders”), Union Bank of California, N.A., as administrative agents for the Lenders (the “Agent”) and as documentation agent and lead arranger, and BNP Paribas (formerly known as “Paribas”), as syndication agent and lead arranger, and (2) the Guaranty dated as of November 16, 1999 (the “Guaranty”) made by Frontier Holdings Inc., Frontier Refining & Marketing Inc., Frontier Refining Inc., Frontier El Dorado Refining Company and Frontier Pipeline Inc. (the “Guarantors”) in favor of the Lenders and the Agent. Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the rules of interpretation set forth in Sections 1.2 and 1.3 of the Credit Agreement are incorporated herein by reference.

1.	Subject to the terms and conditions of this letter amendment, the Guarantors, the Lenders and the Agent hereby agree that Sections 2.1(a) and 2.7(b) of the Credit Agreement are amended by deleting the amount “$100,000,000” in each such section and substituting “$125,000,000” in each case.

2.	Subject to the terms and conditions of this letter amendment, the Guarantors, the Lenders and the Agent hereby agree that the Guaranty is amended as set forth below.

                       (a)    Section 8(g) of the Guaranty is amended in full to read as follows:

“(g)	Commodity Futures Contracts. Such Guarantor will not purchase or sell, or permit any of its Subsidiaries to purchase or sell, either by purchasing or selling directly or by purchasing or selling indirectly through FOC or any other Person acting on behalf of such Guarantor or any of its Subsidiaries, any of the following: (i) any commodity futures contract or related option that qualifies as a ‘hedge’ (as defined pursuant to generally accepted accounting principles), except that FRMI and its Subsidiaries shall be permitted to so purchase or sell any such contract or related option that is (A) for the sale or purchase of crude oil or petroleum products and is traded on the New York Mercantile Exchange, (B) entered into in the ordinary course of the business of FRMI or a Subsidiary thereof, (C) economically appropriate and consistent with such business, (D) used to offset price risks incidental to cash or spot transactions in crude oil or petroleum products, (E) established and liquidated in accordance with sound commercial practices and (F) entered into through a broker listed on Schedule 2; or (ii) any commodity futures contract or related option that does not qualify as a ‘hedge’ (as defined pursuant to generally accepted accounting principles), except that FRMI and its Subsidiaries shall be permitted to so purchase or sell any such contract or related option that (A) is for the sale or purchase of crude oil or petroleum products and is traded on the New York Mercantile Exchange, (B) is entered into through a broker listed on Schedule 2 and (C) is (1) a ‘crack spread swap’ entered into for the purpose of locking in profit margins on the output of gasoline and diesel fuel from the El Dorado Refinery, provided that all such ‘crack spread swaps’ outstanding at any time do not cover more than 50% of such output over any period of time covered thereby, (2) a commodity futures contract entered into for the purpose of managing price risk on physical inventories of crude oil and petroleum products held at the Refineries, provided that all such contracts outstanding at any time do not cover a aggregate of more than 1,500,000 barrels of crude oil and petroleum products, or (3) a commodity futures contract entered into for the purpose of managing price risk on natural gas consumed in processing at the Refineries.”

                       (b)    Schedule 2 to the Guaranty is amended in full to be in the form of Schedule 2 attached to this letter amendment.

3.	The Borrower and the Guarantors hereby represent and warrant for the benefit of the Lenders and the Agent that (a) the representations and warranties contained in the Credit Documents are correct in all material respects on and as of the date of this letter amendment, before and after giving effect to the same, as if made on and as of such date and (b) no Default has occurred and is continuing.

4.	On and after the effective date of this letter amendment, (a) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment, and (b) each reference in the Guaranty to “this Guaranty,” “hereunder,” “hereof,” “herein” or words of like import referring to the Guaranty, and each reference in the other Credit Documents to “the Guaranty,” “thereunder,” “thereof,” “therein” or words of like import referring to the Guaranty, shall mean and be a reference to the Guaranty as amended by this letter amendment. The Credit Agreement and the Guaranty, as amended by this letter amendment, are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects.

5.	By its execution below, each Guarantor hereby consents to the amendment to the Credit Agreement set forth in paragraph 1. By its execution below, FOC, as obligor under the Clawback Agreement, hereby consents to this letter amendment and hereby confirms and agrees that the Clawback Agreement is and shall continue to be in full force and effect and is ratified and confirmed in all respects.

6.	If you agree to the terms and conditions et forth herein, please evidence your agreement by executing and returning 12 counterparts of this letter amendment to the Agent. This letter amendment shall become effective as of the date first set forth above when and if (a) the Borrower, the Guarantors and the Lenders execute and deliver to the Agent counterparts of this letter amendment and (b) FOC, the Borrower and each of the Guarantors deliver to the Agent an incumbency and signature certificate with respect to the officer of such Credit Party executing this letter amendment on its behalf.

7.	This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

8.	THIS LETTER AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF CALIFORNIA.
Very truly yours, FRONTIER OIL AND REFINING COMPANY By: /s/ Leo J. Hoonakker ----------------------------------------------------- Leo J. Hoonakker Treasurer
FRONTIER OIL CORPORATION By: /s/ Julie H. Edwards ------------------------------------------------------ Julie H. Edwards Executive Vice President-Finance & Administration
FRONTIER HOLDINGS INC. By: /s/ Julie H. Edwards ------------------------------------------------------ Julie H. Edwards Executive Vice President-Finance & Administration
FRONTIER REFINING & MARKETING INC. By: /s/ Leo J. Hoonakker ----------------------------------------------------- Leo J. Hoonakker Treasurer
FRONTIER REFINING INC. By: /s/ Leo J. Hoonakker ----------------------------------------------------- Leo J. Hoonakker Treasurer
FRONTIER EL DORADO REFINING COMPANY

By: /s/ Leo J. Hoonakker
-------------------------------------------------------
Leo J. Hoonakker
Treasurer

FRONTIER PIPELINE INC.

By: /s/ Leo J. Hoonakker
-------------------------------------------------------
Leo J. Hoonakker
Treasurer

Agreed as of the date first written above:

UNION BANK OF CALIFORNIA, N.A.,
      as Administrative Agent, Documentation
      Agent, Lead Arranger and a Lender

      By: /s/ Walter M. Roth
      ------------------------------------------
      Walter M. Roth
      Vice President

BNP PARIBAS (f/k/a "Paribas"),
      as Syndication Agent, Lead
      Arranger and a Lender

      By: /s/ Douglas R. Liftman
      ------------------------------------------
      Name: Douglas R. Liftman
      Title: Director

      By: /s/ Brian M. Malone
      ------------------------------------------
      Name: Brian M. Malone
      Title: Director

TORONTO DOMINION (TEXAS), INC.

      By: /s/ Carolyn R. Faeth
      ------------------------------------------
      Name: Carolyn R. Faeth
      Title: Vice President

BANK ONE, NA

      By: /s/ Jeanie Harman
      ------------------------------------------
      Name: Jeanie Harman
      Title: Vice President

THE BANK OF NOVA SCOTIA

      By: /s/ F. C. H. Ashby
      ------------------------------------------
      Name: F. C. H. Ashby
      Title: Senior Manager-Loan Operations

WELLS FARGO BANK, N.A.

      By: /s/ Mark Williamson
      ------------------------------------------
      Name: Mark Williamson
      Title: Vice President

BANK OF SCOTLAND

      By: /s/ Joseph Fratus
      ------------------------------------------
      Name: Joseph Fratus
      Title: Vice President

FROST NATIONAL BANK

      By: /s/ Thomas H. Dungan
      ------------------------------------------
      Name: Thomas H. Dungan
      Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

      By: /s/ Mark E. Thompson
      ------------------------------------------
      Name: Mark E. Thompson
      Title: Vice President

HIBERNIA NATIONAL BANK

      By: /s/ Spencer Gagnet
      ------------------------------------------
      Name: Spencer Gagnet
      Title: Senior Vice President